UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
(Name of Registrant as Specified in Its Charter)

Capital Returns Master, Ltd. Capital Returns Management, LLC THE CAPITAL RETURNS 2016 FAMILY TRUST RONALD D. BOBMAN DAVID W. MICHELSON
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MArch 11, 2022

CAPITAL RETURNS MASTER, LTD.

___________________, 2022

Dear Fellow Argo Shareholders:

Capital Returns Master, Ltd., a Cayman Islands exempted company (together with its affiliates, “Capital Returns” or “we”), and the other participants in this solicitation are significant shareholders of Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares (“Argo” or the “Company”), who beneficially own, in the aggregate, 305,094 common shares, $1.00 par value per share (the “Common Shares”), of the Company. We are seeking your support at the Company’s upcoming annual general meeting of shareholders (the “Annual General Meeting”) to elect Capital Returns’ two (2) highly qualified nominees to the Company’s Board of Directors (the “Board”). We believe the Board needs new directors to help ensure that the Company is being run in a manner consistent with your best interests.

We are seeking to add two truly independent, highly qualified directors, who collectively own more Company Common Shares than all current Board members combined, and who are committed to exploring all opportunities for value creation while serving the best interests of all shareholders in the boardroom. We believe that the Board will benefit from the addition of independent directors with extensive transactional and operational insurance industry experience, critically needed skill sets and a shared objective of enhancing value for the benefit of all Argo shareholders. The individuals that we have nominated are highly- qualified, motivated by substantial stockholdings in the Company, capable and ready to work collaboratively with their fellow directors to serve the best interests of all shareholders of Argo.

In light of the Company’s poor financial and longstanding stock price underperformance under the oversight of the current Board, we strongly believe that the Board could use additional skills and expertise to ensure that the Company is configured and operated in a manner that maximizes value for shareholders. We believe that the Board will benefit from our nominees’ financial and insurance expertise as well as their track records of value creation.

Capital Returns believes the terms of nine (9) directors currently serving on the Board expire at the Annual General Meeting. Through the attached Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect not only our two (2) nominees, but also the candidates who have been nominated by the Company other than [●] and [●]. This gives shareholders who wish to vote for our nominees the ability to vote for a full slate of nine (9) nominees in total. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Your vote to elect our nominees will have the legal effect of replacing two (2) incumbent directors with our nominees. There is no assurance that any of the Company’s nominees will serve as directors if one or both of the nominees are elected. If elected, our nominees will constitute a minority on the Board and there can be no guarantee that our nominees will be able to implement any actions that they may believe are necessary to unlock and maximize shareholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to shareholders on or about ____________, 2022.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual General Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Ronald D. Bobman
Ronald D. Bobman
Capital Returns Master, Ltd.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Capital Returns’ proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED March 11, 2022

ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

_________________________

PROXY STATEMENT
OF
CAPITAL RETURNS MASTER, LTD.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Capital Returns Master, Ltd., a Cayman Islands exempted company (“Capital Returns Master” and, together with its affiliates named herein, “Capital Returns” or “we”), and the other participants in this solicitation are significant shareholders of Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares (“Argo” or the “Company”), who beneficially own, in the aggregate, 305,094 common shares, $1.00 par value per share (the “Common Shares”), of the Company. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully enhanced to ensure that the Board takes the necessary steps for the Company’s shareholders to realize the maximum value of their investment. We have nominated two (2) highly-qualified directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock and maximize shareholder value. This Proxy Statement and the enclosed WHITE proxy card are first being furnished to the shareholders on or about ____________, 2022. Accordingly, we are seeking your support at the Annual General Meeting of Shareholders scheduled to be held at [_____], on [_____], beginning at [_] [_].m., local time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof) (the “Annual General Meeting”) for the following:1

1.	To elect Capital Returns’ two (2) director nominees, Ronald D. Bobman and David W. Michelson (each a “Nominee” and, collectively, the “Nominees”), to the Board for a one-year term;
2.	To vote on a proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers (the “NEOs”);
3.	To vote on a proposal to approve the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and to refer the determination of its remuneration to the Audit Committee of the Board (the “Audit Committee”); and
4.	To take action upon any other matter that may properly come before the Annual General Meeting or any adjournments thereof.

Capital Returns believes the terms of nine (9) directors currently serving on the Board expire at the Annual General Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our two (2) Nominees, but also the candidates who have been nominated by the Company, other than [●] and [●]. This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of nine (9) nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominees will have the legal effect of replacing two (2) incumbent directors with our Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock and maximize shareholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

1 As of the date of this Proxy Statement, the Company’s proxy statement for the Annual General Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). The proposals and proposal numbers in this Proxy Statement may not correspond to the proposals and proposal numbers that will be used in the Company’s proxy statement and we have omitted certain information from this Proxy Statement that is not yet publicly available, including the date, time, and location of the Annual General Meeting, which we expect to be included in the Company’s proxy statement. Once the Company publicly discloses this information, we intend to revise this Proxy Statement to disclose such information, make any other necessary updates and file revised materials with the SEC.

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The Company has set the close of business on [_______], 2022 as the record date for determining shareholders entitled to notice of and to vote at the Annual General Meeting (the “Record Date”). The address of the principal executive offices of the Company is 90 Pitts Bay Road Pembroke, HM 08, Bermuda. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual General Meeting. According to the Company, as of the Record Date, there were [_______] Common Shares outstanding.

As of the date hereof, Capital Returns, Capital Returns Management, LLC, a Delaware limited liability company (“Capital Returns Management”), the Capital Returns 2016 Family Trust, a Florida trust (the “2016 Family Trust”), and the Nominees (each, a “Participant” and, collectively, the “Participants”) collectively beneficially own 305,094 Common Shares (the “Capital Returns Shares”). We intend to vote such shares FOR the election of the Nominees, AGAINST approval of the advisory vote on the compensation of the Company’s NEOs and FOR the selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about ______________ 2022.

THIS SOLICITATION IS BEING MADE BY CAPITAL RETURNS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL GENERAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH CAPITAL RETURNS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL GENERAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CAPITAL RETURNS URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL GENERAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL GENERAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL GENERAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting—This Proxy Statement and our WHITE proxy card are available at [_______]

______________________________

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IMPORTANT

Your vote is important, no matter how few Common Shares you own. Capital Returns urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Capital Returns’ recommendations on the other proposals on the agenda for the Annual General Meeting.

•	If your Common Shares are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Capital Returns, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Common Shares on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two (2) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Capital Returns’ proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	In 2003, Capital Returns, an insurance sector focused hedge fund, was founded by Mr. Bobman and first began researching the Company and its predecessor entities, PXRE Group Ltd. and Argonaut Insurance Company.
•	In March 2020, Capital Returns began acquiring its current position in the Company.
•	On September 13, 2021, Capital Returns delivered a letter to the Board (the “First Letter”) and issued a corresponding press release urging the Board to commence a strategic alternatives process and objectively explore a sale of the Company in order to maximize shareholder value.
•	On September 15, 2021, the Chairman of the Board, Thomas Bradley, sent an email to Capital Returns confirming the Board’s receipt of the First Letter as well as suggesting dates for a telephone call.
•	On October 6, 2021, Mr. Bobman, Mr. Bradley, the Company’s Chief Executive Officer, Kevin Rehnberg, and the Company’s Chief Financial Officer, Scott Kirk, participated in a telephone call to discuss the contents of the First Letter.
•	On December 8, 2021, Capital Returns both emailed and called Mr. Bradley to advise him of a private second letter addressed to the Board from Capital Returns that was to be delivered to Mr. Bradley (the “Second Letter”). On that same day, Capital Returns delivered the Second Letter to Mr. Bradley. In the letter, Capital Returns expressed its concerns with the performance of Mr. Rehnberg.
•	On December 17, 2021, Mr. Bradley sent an email to Capital Returns suggesting times for a telephone call with Mr. Bobman.
•	On December 20, 2021, Mr. Bobman and Mr. Bradley participated in a telephone call to discuss the contents of the Second Letter.
•	After the market closed on February 8, 2022, the Company issued a press release disclosing an estimated $130 million to $140 million addition to its loss reserves for the prior year as of the conclusion of its fourth quarter 2021 reserve review. The closing stock price on February 8 was $51.87. On February 9, the stock closed at $44.76.
•	On February 28, 2022, Capital Returns delivered a notice of nomination (the “Nomination Notice”) to the Company nominating the Nominees as candidates for election to the Board at the Annual General Meeting.
•	On March 1, 2022, the Company filed a notification of late filing on Form 12b-25, disclosing that the Company is unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 within the prescribed time period.
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•	On March 3, 2022, counsel to the Company contacted counsel to Capital Returns to discuss scheduling interviews with the Nominees.
•	On March 4, 2022, counsel to Capital Returns contacted counsel to the Company to request a copy of the Company’s Register of Members so that Capital Returns could communicate with other shareholders on matters relating to the interests of shareholders, including, but not limited to, the election of the directors at the Annual General Meeting.
•	On March 6, 2022, each of the Nominees were interviewed by members of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”).
•	On March 7, 2022, counsel to the Company contacted counsel to Capital Returns informing them that, as required under the Companies Act 1981, the Company would furnish a copy of the register of members of Argo as soon as reasonably practicable.
•	On March 7, 2022, Samuel Liss, the Chairman of the Nominating Committee, contacted Capital Returns to request additional time before he discussed the nominations further with Capital Returns.
•	On March 8, 2022, Mr. Bobman called Mr. Liss to discuss the nomination and solicitation timeline for the Annual General Meeting.
•	On March 9, 2022, Mr. Liss contacted Mr. Bobman to request a telephone call for the following day.
•	On March 10, 2022, Mr. Liss and Mr. Bobman discussed the potential date of the Annual General Meeting, the nominations submitted by Capital Returns, as well as the prospective timeline.
•	On March 11, 2022, Capital Returns filed this preliminary proxy statement.

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REASONS FOR THE SOLICITATION

Capital Returns is an insurance industry investor, with decades of expertise in the insurance sector. We are a long-term shareholder of Argo, who first started researching and following the Company and its predecessors almost 20 years ago in 2003. We are currently one of the Company’s largest shareholders among actively managed funds.

The Board has Overseen Long-Term Underperformance

We believe Argo’s long-established and profitable U.S. specialty business is extremely valuable and possesses significant growth opportunities. Despite the Company’s strong U.S. franchise and its strategic initiatives announced over the last year, including the sale of certain of the Company’s businesses, Argo’s stock price has continued to underperform its peers and the relevant indices from a total shareholder return perspective, over various illustrative time periods:

Argo’s Total Shareholder Return vs. Relevant Indices and Peers

	1 Year	3 Year	5 Year	During CEO's Tenure

Argo Group	(18%)	(35%)	(21%)	(27%)

vs. Russell 2000	(7%)	(72%)	(78%)	(21%)
vs. S&P Mid Cap 400 Insurance Index	(25%)	(64%)	(71%)	(120%)
vs. S&P Insurance Select Industry Index	(25%)	(69%)	(70%)	(92%)
vs. Proxy Peers	(20%)	(37%)	(35%)	(55%)
vs. Specialty Insurance Peers	(32%)	(95%)	(125%)	(195%)

Source: FactSet. Data as of March 10, 2022. “Proxy Peers” include: Arch Capital Group, AXIS Capital Holdings, Beazley Plc, Enstar Group, Hanover Insurance Group, Hiscox Ltd., James River Group, ProAssurance, RenaissanceRe, RLI Corp. and Selective Insurance Group. “Specialty Insurance Peers” include: W. R. Berkley, James River Group, Kinsale Capital Group, RLI Corp., American Financial Group, Global Indemnity Group and Markel Corp. Peer data refers to peer average.

We Believe that Argo is Deeply Undervalued

Today, Argo trades at less than book value and just 9.7x projected consensus estimates of 2022 earnings per share, while its specialty insurance peers enjoy an average valuation of 2.6x book value and 18.3x projected 2022 earnings.2 In our view, Argo’s stock price does not accurately reflect its true value because of the Company’s misallocation of capital to international businesses, which have had lackluster performance and are undifferentiated, as well as group-wide dependence on reinsurance and a misguided focus on international growth initiatives.

2 Source: FactSet and Bloomberg. “Specialty Insurance Peers” include: W. R. Berkley, James River Group, Kinsale Capital Group, RLI Corp., American Financial Group, Global Indemnity Group and Markel Corp. Peer data refers to peer average.

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Source: FactSet and Bloomberg. Data as of March 10, 2022. Book value per share uses most recently reported data. “Proxy Peers” include: Arch Capital Group, AXIS Capital Holdings, Beazley Plc, Enstar Group, Hanover Insurance Group, Hiscox Ltd., James River Group, ProAssurance, RenaissanceRe, RLI Corp. and Selective Insurance Group. “Specialty Insurance Peers” include: W. R. Berkley, James River Group, Kinsale Capital Group, RLI Corp., American Financial Group, Global Indemnity Group and Markel Corp. Peer data refers to peer average.

We believe the Board should focus more on realizing the value of its key U.S. specialty business and less on maintaining an unwieldy international presence.

We Believe Non-Core Businesses Have Been a Drag on Argo’s Performance

Over the past fifteen years, Argo has generated a negligible amount of operating income from its international operations, even as those operations have tied up significant capital.3 Other non-core businesses, including Argo’s Bermuda-based underwriting operation, appear to be no better off.

Among other issues, we believe Argo has no clear competitive advantage in these non-core businesses, yet they appear to require significant capital and an outsized portion of management’s attention. In our view, this capital and attention would create additional shareholder value and better serve the Company and its shareholders, if they were focused on the Company’s U.S. specialty insurance business, in which Argo has a leadership position in an attractive market.

We Believe Argo’s Recent Issues Demonstrate Poor Leadership and Board Oversight

In February 2022, Argo preannounced earnings, warning of a surprise and a materially adverse loss reserve addition of more than $130 million, much of which was related to construction defect claims in the Company’s U.S. operations, the business unit previously lead by Kevin J. Rehnberg, the Company’s current Chief Executive Officer. The announcement was followed by an approximately 20% fall in the Company’s stock price over the subsequent three days.4

In addition, for the second consecutive year, the Company has failed to file its 10-K in a timely basis. We strongly believe one of the most basic requirements of a public company is that it file its required financial reports on time so that shareholders can be informed in order to make good investment decisions.

Further, the Company continues to undergo significant leadership transitions with respect to its key management roles. We believe the failure to achieve timely and accurate reporting, as well as leadership instability have caused shareholders, including us, to lose confidence in this Board and management team’s ability to effectively oversee the Company and create meaningful value for shareholders.

3 Source: Company disclosures.

4 Source: FactSet.

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We Believe There Is a Better Path Forward for Argo

The Company’s piecemeal approach to its strategic review, namely selling certain individual assets – including two Lloyd’s of London syndicates, an Italian and Brazilian operation – is, in our view, both complex and overly time-consuming. The dangers inherent in such an approach have already been demonstrated, with the disclosed collapse of the Argo Italy sale transaction, the prolonged strategic review of Lloyds Syndicate 1200, and the reported failed effort to successfully sell the Rockwood underwriting operation.

We believe that the Board should retain an independent financial advisor to engage in a comprehensive strategic review of all opportunities, including a focus on the sale of the whole Company, to achieve maximum value for shareholders. We believe there are numerous acquirers who are willing to pay a premium valuation for the Company – buyers that could consolidate and improve Argo’s international operations while providing significant additional capital to the Company’s leading U.S. specialty business. Our firm belief is that the current configuration – a leading U.S. business that could easily and profitably deploy more capital, and an international business that fails to earn a good return on its capital – is suboptimal for the Company and its shareholders.

As importantly, we do not believe the Board has shown any interest in leading the Company in the right direction. We have sought to engage with the Board on our views, including sharing our detailed analyses for its review, and yet the Board has not appeared to take our concerns seriously and has made no material changes to Argo’s strategy or business configuration. Although the Company has underperformed its peers over one-, three- and five-years, the Board does not appear to believe that anything is substantially amiss. We are disappointed that in our engagement with the Company, the Board has actively resisted our ideas for building investor trust and creating value – for example, the Company dismissed our idea to improve balance sheet and capital allocation disclosures to enhance transparency and was reluctant to heed our advice to unwind or divest Lloyd’s Syndicate 1200, which we believe has been a drain on capital that could be better allocated elsewhere.

We also do not believe the Board’s interests are adequately aligned with those of Argo’s shareholders. The Board owns insignificant amounts of the Company’s stock. Despite Company guidelines specifying target Board stock ownership quantities, with two exceptions, every member of the Board of Directors owns far fewer Argo shares than as specified. Most members of the Board own half the required number of shares per the Company’s stock ownership guidelines. Furthermore, it appears that substantially all of the shares owned by the members of the Company’s Board were acquired via Company stock grants rather than outright purchases.5

We do not believe the track record of the current Board should provide shareholders with confidence in the current Board’s ability to create value. Not even the recent changes to the Board’s composition have resulted in a meaningful change in stock price trajectory or financial performance.

During the tenures of each of the incumbent directors, the Company’s stock has underperformed at almost every relevant benchmark.

5 Source: Company filings.

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Argo Relative Total Shareholder Return During Tenure
	vs. Russell 2000	vs. S&P Mid Cap 400 Insurance Index	vs. S&P Insurance Select Industry Index	vs. Proxy Peers	vs. Specialty Insurance Peers
Thomas Bradley	(51%)	(52%)	(58%)	(37%)	(77%)
Bernard Bailey	(41%)	(13%)	(26%)	3%	(6%)
Fred Donner	(41%)	(13%)	(26%)	3%	(6%)
Anthony Latham	(67%)	(60%)	(65%)	(34%)	(90%)
Dymphna Lehane	(72%)	(70%)	(69%)	(36%)	(122%)
Samuel Liss	(67%)	(60%)	(65%)	(34%)	(90%)
Carol McFate	(58%)	(42%)	(49%)	(28%)	(53%)
Al-Noor Ramji	(72%)	(70%)	(69%)	(36%)	(122%)
Kevin Rehnberg	(56%)	(37%)	(45%)	(22%)	(41%)
Average:	(58%)	(46%)	(52%)	(25%)	(67%)

Source: FactSet. Data as of March 10, 2022. “Proxy Peers” include: Arch Capital Group, AXIS Capital Holdings, Beazley Plc, Enstar Group, Hanover Insurance Group, Hiscox Ltd., James River Group, ProAssurance, RenaissanceRe, RLI Corp. and Selective Insurance Group. “Specialty Insurance Peers” include: W. R. Berkley, James River Group, Kinsale Capital Group, RLI Corp., American Financial Group, Global Indemnity Group and Markel Corp. Peer data refers to peer average.

The Time to Reconstitute the Board is Now

We believe that shareholders have been patient and the current Board has been given ample opportunity to create value at Argo. In our view, the current Board has shown that it is unable to unlock the significant potential of the Company. It has become clear to us that new, capable directors are required if Argo is to reach its potential.

In light of the issues we have summarized herein and our unsuccessful attempts at engaging constructively with the Board to enact much-needed change, we have nominated two independent highly qualified director candidates who possess deep experience in the insurance industry and in finance, capital allocation, corporate transactions, strategy and governance

If elected, our Nominees will exercise their best judgment and work with the other directors to explore all options to maximize the value of Argo. They will be intensely focused on working to put Argo on the right path.

We believe that the Board must be augmented to unlock Argo’s value and rehabilitate shareholder’s confidence in the management and direction of the Company.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of nine (9) directors, each with a term expiring at the Annual General Meeting. We are not only seeking your support at the Annual General Meeting to elect our two (2) Nominees, Ronald D. Bobman and David W. Michelson, but also the candidates who have been nominated by the Company other than [●] and [●]. This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of nine (9) nominees in total. Your vote to elect the Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance shareholder value. There is no assurance that any incumbent director will serve as a director if one or both of our Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. Both of the Nominees are citizens of the United States of America.

Ronald D. Bobman, age 57, currently serves as the Founder, President and Chief Investment Officer of Capital Returns Management, LLC, a premier global insurance sector focused long-short equity hedge fund, since 2003. Previously, Mr. Bobman served as a Portfolio Manager for Bedford Oak Advisors, LLC, a long-short equity hedge fund, from 2001 to 2003; and as Co-President and a member on the board of directors of Neomodal.com, LLC, a logistics software company, from 2000 to 2001. From 1989 to 1997, Mr. Bobman was employed by companies owned and or controlled by investor Sam Zell; first as an Associate, Mergers and Acquisition for Equity Group Investments Inc and thereafter as Director and Vice President, Corporate Development, Mergers & Acquisitions for Capsure Holdings Corp. (formerly NYSE:SUR), a publicly traded insurance holding company, through the sale of the company in 1997. Mr. Bobman served on the board of directors of Greycastle Holdings Ltd., a life reinsurance holding company, from its founding in 2014 through the sale of the company in May 2020. Mr. Bobman received a Master of Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Economics from The Wharton School at the University of Pennsylvania.

We believe that Mr. Bobman’s more than thirty years of investment and leadership experience in the insurance industry, as well as his insurance holding company board experience, make him a valuable addition to the Board.

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David W. Michelson, age 64, currently serves as President of DWM Consulting, LLC, a board, advisory and consulting services company, since August 2019. Mr. Michelson also currently serves as an Advisor to each of Two Sigma Insurance Quantified, LP, an insurance technology business focusing on data science, intelligent automation and cloud-based computing, since August 2021; Kinetic Eye Incorporated, an artificial intelligence software company, since March 2021; Roadz, Inc., a smart fleet solutions platform, since November 2020; and High Definition Vehicle Insurance, Inc., a commercial fleet insurance company, since September 2020. Previously, Mr. Michelson served in various roles at National Interstate Insurance Company (“National Interstate”) (former NASDAQ:NATL), a leading specialty property and casualty insurance holding company, including as Chief Executive Officer, from 2008 to 2016, President from 2008 to November 2015, a member of the board of directors from 2009 to 2016, a Senior Advisor from May 2016 to May 2018, and various other roles from 1992 to 1998 and from 1999 to 2016. Prior to National Interstate, Mr. Michelson served as a Vice President for Torchmark Corporation (formerly NYSE: TMK, currently GL), at the time, a diversified insurer with property and casualty operations specializing in transportation, commercial package, personal property and assumed reinsurance, from 1982 to 1992; and Product Management for The Progressive Corporation (NYSE: PGR), a property and casualty insurer, recognized as a leader in car insurance, from 1979 to 1982. Mr. Michelson currently serves on the board of directors of FedNat Holding Company (NASDAQ: FNHC), a property and casualty insurer specializing in homeowners in Florida and other Southeastern states; since October 2019. Previously, Mr. Michelson served as a member of the board of directors of Protective Insurance Company (former NASDAQ: PTVCA and PTVCB), a property and casualty insurer specializing in truck fleets and trucking industry independent contractors, from May 2018 to its sale to The Progressive Corporation in June 2021. Mr. Michelson also served as an Advisory Board Member to Lytx, Inc., a video telematics company offering safety programs and services impacting the commercial transportation industry, from January 2017 to December 2019. Mr. Michelson received his MBA in Business Administration, Management and Operations from the University of Alabama at Birmingham and his BS in Business Administration and Accountancy from Miami University.

We believe that Mr. Michelson’s extensive leadership and board experience in the insurance industry, and specifically his over forty years of experience and expertise in casualty and property insurance, will make him a valuable addition to the Board.

The principal business address of Mr. Bobman is c/o Capital Returns Management, LLC, 641 Lexington Avenue, 18th Floor, New York, New York 10022. The principal business address of Mr. Michelson is 3611 North Fork Drive Akron, Ohio 44333.

Mr. Bobman, as the President of Capital Returns Management, may be deemed to beneficially own the 303,094 Common Shares directly beneficially owned by Capital Returns Master. Mr. Bobman, as a trustee and beneficiary of the 2016 Family Trust, may be deemed to beneficially own the 2,000 Common Shares directly beneficially owned by the 2016 Family Trust, which, together with the 303,094 Common Shares directly beneficially owned by Capital Returns Master, constitutes an aggregate of 305,094 Common Shares. As a trustee and beneficiary of the 2016 Family Trust, Mr. Bobman may also be deemed to beneficially own the 4,000 Depositary Shares, each representing a 1/1000th Interest in a share of Series A 7.00% Non-Cumulative Preference Shares, par value $1.00 per share (the “Depositary Shares”) directly beneficially owned by the 2016 Family Trust.

As of the date hereof, Mr. Michelson does not own beneficially or of record any Common Shares or Depositary Shares and has not entered into any transactions in securities of the Company during the past two years.

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Each of the Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly, the group may be deemed to beneficially own the 305,094 Common Shares and 4,000 Depositary Shares beneficially owned in the aggregate by the Participants. Each Participant disclaims beneficial ownership with respect to the Common Share and Depositary Shares reported owned in this Proxy Statement, except to the extent of its or his pecuniary interest therein. Each Participant may be deemed to have the power to vote and dispose of the Common Shares and Depositary Shares disclosed herein that he or it directly beneficially owns or he or it may be deemed to beneficially own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants, see Schedule I.

Capital Returns believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 3.3A, (ii) Section 301 of the Sarbanes-Oxley Act of 2002 and (iii) the Company’s Corporate Governance Guidelines (as available on the Company’s website as of the date hereof). Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Capital Returns Master, Capital Returns Management, the 2016 Family Trust and the Nominees (collectively, the “Group”) have entered into a Joint Filing and Solicitation Agreement in which, among other things, the parties agreed (i) to solicit proxies for the election of the Nominees at the Annual General Meeting, (ii) to provide written notice to Capital Returns’ counsel within four (4) hours after each such transaction, of (x) any of their purchases or sales of securities of the Company or (y) any securities of the Company over which they acquire or dispose of beneficial ownership; provided, however, that each party agreed not to purchase or sell securities of the Company or otherwise increase or decrease its economic exposure to or beneficial ownership over the securities of the Company if it reasonably believes that, as a result of such action, the Group or any member thereof would be likely to be required to make any regulatory filing without using its reasonable efforts to give the other members of the Group at least twelve (12) hours prior written notice; provided, further, that each party agreed not to, without the prior consent of Capital Returns Management, buy, or increase any beneficial ownership over, any securities of the Company if, as a result of such action, the Group would beneficially own more than 9.49% of the Common Shares, and (iii) that Capital Returns Management would bear all pre-approved expenses incurred in connection with the Group’s activities.

On February 28, 2022, Capital Returns Master entered into a letter agreement (the “Indemnification Agreement”) with Mr. Michelson pursuant to which it and its affiliates agreed to indemnify Mr. Michelson against claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual General Meeting and any related transactions.

Mr. Michelson has granted Mr. Bobman a power of attorney (the “POA”) to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual General Meeting and any related transactions.

Other than as stated herein, and except for compensation received by Mr. Bobman as the President and Chief Investment Officer of Capital Returns Management, there are no arrangements or understandings between or among any of the Participants or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual General Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

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We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Amended and Restated Bye-laws (the “Bye-laws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bye-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bye-laws and applicable law. In any such case, Common Shares represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under Argo’s organizational documents and applicable law, if Argo increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to our position that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD

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PROPOSAL 26

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, and as required under Section 14A of the Exchange Act, the Company is asking shareholders to approve, on an advisory basis, the compensation of the Company’s NEOs, as disclosed in the Company’s proxy statement. The vote is on the compensation reported for the Company’s NEOs as disclosed in the Company’s proxy statement for the prior year and is commonly referred to as “say on pay.” According to the Company’s proxy statement, the Board has determined that it will include a vote to approve, on an advisory, non-binding basis, the Company’s executive compensation in its proxy materials every year until the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than the 2023 annual general meeting (the “2023 Annual General Meeting”). Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory, non-binding basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion included herein.”

As discussed in the Company’s Proxy Statement, an advisory vote is not binding upon the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, will consider the outcome of the vote when making future compensation decisions related to the Company’s NEOs.

According to the Company’s proxy statement, the approval, on an advisory, non-binding basis, of the compensation of the Company’s NEOs will be decided by an ordinary resolution; that is a resolution duly adopted by the Board, which has already occurred, and then approved by shareholders with a simple majority of votes cast in person or by proxy. Votes may be cast in favor of or against this proposal or a shareholder may abstain from voting. Abstentions and broker non-votes will not count as votes cast and, therefore, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND INTEND TO VOTE OUR SHARES “AGAISNT” THIS PROPOSAL.

6 As of the date of this Proxy Statement, the Company’s proxy statement for the Annual General Meeting has not yet been filed with the SEC. The proposals and proposal numbers in this Proxy Statement may not correspond to the proposals and proposal numbers that will be used in the Company’s proxy statement and we have omitted certain information from this Proxy Statement that is not yet publicly available, including the date, time, and location of the Annual General Meeting, which we expect to be included in the Company’s proxy statement. Once the Company publicly discloses this information, we intend to revise this Proxy Statement to disclose such information, make any other necessary updates and file revised materials with the SEC.

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PROPOSAL 3

APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO REFER DETERMINATION OF ITS REMUNERATION TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

As discussed in further detail in the Company’s proxy statement, on the recommendation of the Audit Committee, the Board recommends that the firm Ernst & Young be appointed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

This recommendation is being presented to the shareholders for their approval at the Annual General Meeting. According to the Company’s Proxy Statement, if the shareholders do not approve the appointment of Ernst & Young, the Audit Committee will reconsider whether or not to retain Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, but will not be obligated to terminate the appointment. Even if the shareholders approve the appointment of Ernst & Young, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

According to the Company’s proxy statement, the approval of the appointment of Ernst & Young as the Company’s independent auditors and to refer determination of the auditors’ remuneration to the Audit Committee will be decided by an ordinary resolution; that is a resolution duly adopted by the Board, which has already occurred, and then approved by shareholders with a simple majority of votes cast in person or by proxy. Votes may be cast in favor of or against this proposal or a shareholder may abstain from voting. Abstentions and broker non-votes will not count as votes cast and, therefore, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Subject to certain restrictions set forth in the Bye-Laws, each shareholder of record is entitled to one vote per Common Share held on all matters submitted to a vote of shareholders. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual General Meeting. Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual General Meeting even if they sell such Common Shares after the Record Date. Based on publicly available information, Capital Returns believes that the only outstanding class of securities of the Company entitled to vote at the Annual General Meeting is the Common Shares.

Common Shares represented by properly executed WHITE proxy cards will be voted at the Annual General Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, AGAINST the advisory vote on the compensation of the Company’s NEOs, FOR the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual General Meeting, as described herein.

The Board is currently composed of nine (9) directors, each with terms expiring at the Annual General Meeting. According to the Company’s proxy statement for the Annual General Meeting, the current Board intends to nominate nine (9) candidates for election at the Annual General Meeting. This Proxy Statement is not only soliciting proxies to elect only our two (2) Nominees as directors, but also the candidates who have been nominated by the Company other [●] and [●]. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. In the event that one or both of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected. The Participants intend to vote the Capital Returns Shares in favor of the Nominees, and the candidates who have been nominated by the Company other than [●] and [●].

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of Common Shares that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Bye-Laws and Bermuda law. For the Annual General Meeting, a majority of the outstanding shares carrying the right to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual General Meeting on any of the proposals.

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If you are a shareholder of record, you must deliver your vote by mail or attend the Annual General Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual General Meeting. Accordingly, unless you vote via the WHITE proxy card or provide instructions to your broker, your Common Shares will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors – The election of directors will be decided by an ordinary resolution as to each nominee; that is upon approval by shareholders with a simple majority of votes cast in person or by proxy. Votes may be cast in favor of or against each nominee, or a shareholder may abstain from voting. Abstentions and broker non-votes, if any, will not count as votes cast and, therefore, will have no effect on the outcome of the election of directors.

Advisory Vote on Executive Compensation ─ The approval, on an advisory, non-binding basis, of the compensation of the Company’s NEOs will be decided by an ordinary resolution; that is a resolution duly adopted by the Board, which has already occurred, and then approved by shareholders with a simple majority of votes cast in person or by proxy. Votes may be cast in favor of or against this proposal or a shareholder may abstain from voting. Abstentions and broker non-votes will not count as votes cast and, therefore, will have no effect on the outcome of this proposal.

Approval of the Appointment of Accountant Firm ─ The approval of the appointment of Ernst & Young as the Company’s independent auditors and to refer determination of the auditors’ remuneration to the Audit Committee will be decided by an ordinary resolution; that is a resolution duly adopted by the Board, which has already occurred, and then approved by shareholders with a simple majority of votes cast in person or by proxy. Votes may be cast in favor of or against this proposal or a shareholder may abstain from voting. Abstentions and broker non-votes will not count as votes cast and, therefore, will have no effect on the outcome of this proposal.

Under applicable Bermuda law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual General Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Capital Returns’ recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual General Meeting.

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REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to the completion of voting at the Annual General Meeting by attending the Annual General Meeting and voting in person (although, attendance at the Annual General Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Capital Returns in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company’s corporate secretary (at Argo House, 90 Pitts Bay Road Pembroke, HM 08, Bermuda) or any other address provided by the Company. According to the Company’s proxy statement, revocations and subsequently dated proxies must be received no later than 48 hours prior to the time of the commencement of the Annual General Meeting; that is by [_____] local Bermuda time ([_____] Eastern Time) on [_____], 2022. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Capital Returns in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual General Meeting. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Capital Returns. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Capital Returns Management has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saratoga has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Capital Returns will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately [___] persons to solicit shareholders for the Annual General Meeting.

The entire expense of soliciting proxies is being borne by Capital Returns. Costs of this solicitation of proxies are currently estimated to be approximately $[_____] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Capital Returns estimates that through the date hereof its expenses in connection with this solicitation are approximately $[_____]. To the extent legally permissible, if Capital Returns is successful in its proxy solicitation, Capital Returns intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Capital Returns does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in the solicitation are anticipated to be Capital Returns Master, Capital Returns Management, the 2016 Family Trust and the Nominees. The principal business of Capital Returns Master is investing in securities. The principal business of Capital Returns Management is serving as the investment manager of Capital Returns Master. The principal business of the 2016 Family Trust is serving as an estate planning vehicle.

The principal business address of each of Capital Returns Master, Capital Returns Management and the 2016 Family Trust is 641 Lexington Avenue, 18th Floor, New York, NY 10022.

As of the date hereof, Capital Returns Master directly beneficially owns 303,094 Common Shares. Capital Returns Management, as the investment manager of Capital Returns Master, may be deemed to beneficially own the 303,094 Common Shares directly beneficially owned by Capital Returns Master. As of the date hereof, the 2016 Family Trust directly beneficially owns 2,000 Common Shares and 4,000 Depositary Shares.

Each Participant is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, and accordingly, the group may be deemed to beneficially own the 305,094 Common Shares and 4,000 Depositary Shares beneficially owned in the aggregate by the Participants. Each Participant disclaims beneficial ownership with respect to the Common Share and Depositary Shares reported owned in this Proxy Statement, except to the extent of its or his pecuniary interest therein. Each Participant may be deemed to have the power to vote and dispose of the Common Shares and Depositary Shares disclosed herein that he or it directly beneficially owns or he or it may be deemed to beneficially own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants, see Schedule I.

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The Common Shares owned directly by Capital Returns Master were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). The Common Shares and Depositary Shares owned directly by the 2016 Family Trust were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual General Meeting; ; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving any Nominee or any of Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S- K had such Nominee been a director of the Company, and (c) none of the Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

OTHER MATTERS AND ADDITIONAL INFORMATION

Capital Returns is unaware of any other matters to be considered at the Annual General Meeting. However, should other matters, which Capital Returns is not aware of at a reasonable time before this solicitation, be brought before the Annual General Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

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Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Capital Returns.

This Proxy Statement is dated [ ], 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, if a shareholder desires to present a proposal for inclusion in the Company’s proxy statement issued in connection with the 2023 Annual General Meeting, such shareholder must submit the proposal in writing to the Company at Argo Group International Holdings, Ltd. c/o Secretary, 90 Pitts Bay Road, Pembroke HM 08, Bermuda by no later than [________]. Such proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in the Company’s 2023 proxy materials.

According to the Company’s proxy statement, shareholders who wish to submit a proposal or nomination for consideration at the 2023 Annual General Meeting, but who do not wish to submit a proposal for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal or nomination to the Company at Argo Group International Holdings, Ltd. c/o Secretary, 90 Pitts Bay Road, Pembroke HM 08, Bermuda not later than 60 days prior to the date of the 2023 Annual General Meeting (such deadline currently expected to be on or about [______]). Any such notice must also meet certain other requirements specified in the Bye-Laws.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2023 Annual General Meeting is based on information contained in the Company’s proxy statement and the Bye-laws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Capital Returns that such procedures are legal, valid or binding.

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CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL GENERAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements

________________

Your vote is important.  No matter how many or how few shares you own, please vote to elect the Nominees by marking, signing, dating and mailing the enclosed WHITE proxy card promptly.

Capital Returns Master, Ltd.

_________________, 2022

23

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

CAPITAL RETURNS MASTER, LTD.

Purchase of Common Shares	30,000	03/13/2020
Sale of Common Shares	(18,295)	03/13/2020
Sale of Common Shares	(11,705)	03/13/2020
Purchase of Common Shares	30,000	03/16/2020
Purchase of Common Shares	9,412	03/17/2020
Sale of Common Shares	(5,516)	03/17/2020
Sale of Common Shares	(3,896)	03/17/2020
Purchase of Common Shares	17,404	03/18/2020
Purchase of Common Shares	3,700	03/19/2020
Purchase of Common Shares	10,000	03/26/2020
Sale of Common Shares	(10,000)	03/26/2020
Purchase of Common Shares	20,000	03/27/2020
Sale of Common Shares	(1,867)	03/27/2020
Sale of Common Shares	(3,649)	03/27/2020
Sale of Common Shares	(14,484)	03/27/2020
Purchase of Common Shares	2,638	05/01/2020
Purchase of Common Shares	10,362	05/08/2020
Purchase of Common Shares	5,000	05/12/2020
Purchase of Common Shares	10,000	05/13/2020
Purchase of Common Shares	5,000	05/19/2020
Purchase of Common Shares	5,000	05/20/2020
Purchase of Common Shares	7,000	05/21/2020
Purchase of Common Shares	5,000	05/29/2020
Purchase of Common Shares	5,903	06/11/2020
Purchase of Common Shares	5,000	06/12/2020
Sale of Common Shares	(1,690)	06/12/2020
Purchase of Common Shares	5,000	06/18/2020
Purchase of Common Shares	5,000	06/22/2020
Purchase of Common Shares	10,000	07/07/2020
Purchase of Common Shares	3,873	08/04/2020
Purchase of Common Shares	4,714	09/17/2020
Purchase of Common Shares	100	09/21/2020
Purchase of Common Shares	404	10/01/2020
Purchase of Common Shares	10,500	10/12/2020
Purchase of Common Shares	21,124	10/13/2020
Purchase of Common Shares	4,265	10/15/2020
Purchase of Common Shares	4,111	10/16/2020
Purchase of Common Shares	25,000	10/26/2020
Purchase of Common Shares	30,000	10/27/2020
Purchase of Common Shares	500	10/28/2020
Purchase of Common Shares	10,000	11/03/2020
Purchase of Common Shares	5,092	11/04/2020
Purchase of Common Shares	26,673	01/28/2021
Purchase of Common Shares	12,827	01/29/2021
Purchase of Common Shares	5,140	02/01/2021
Purchase of Common Shares	145	02/02/2021
Purchase of Common Shares	3,777	02/03/2021
Sale of Common Shares	(20,000)	02/17/2021
Sale of Common Shares	(482)	02/19/2021
Sale of Common Shares	(13,000)	02/22/2021
Sale of Common Shares	(15,080)	02/23/2021
Sale of Common Shares	(3,000)	02/24/2021
Sale of Common Shares	(3,000)	02/25/2021
Sale of Common Shares	(34,000)	03/01/2021
Sale of Common Shares	(2,053)	03/02/2021
Sale of Common Shares	(7,947)	03/03/2021
Sale of Common Shares	(23,325)	03/05/2021
Sale of Common Shares	(26,675)	03/08/2021
Sale of Common Shares	(10,000)	03/11/2021
Purchase of Common Shares	4,602	03/25/2021
Purchase of Common Shares	5,398	04/22/2021
Sale of Common Shares	(1,000)	05/05/2021
Sale of Common Shares	(2,000)	05/06/2021
Sale of Common Shares	(2,000)	05/07/2021
Sale of Common Shares	(2,000)	05/10/2021
Sale of Common Shares	(2,000)	05/11/2021
Sale of Common Shares	(3,000)	05/12/2021
Sale of Common Shares	(3,000)	05/13/2021
Sale of Common Shares	(5,624)	05/14/2021
Sale of Common Shares	(3,000)	05/17/2021
Sale of Common Shares	(3,000)	05/18/2021
Sale of Common Shares	(3,000)	05/19/2021
Sale of Common Shares	(3,000)	05/20/2021
Sale of Common Shares	(3,000)	05/21/2021
Sale of Common Shares	(556)	05/24/2021
Purchase of Common Shares	5,320	06/03/2021
Purchase of Common Shares	4,680	06/04/2021
Purchase of Common Shares	4,273	06/07/2021
Purchase of Common Shares	2,086	06/08/2021
Purchase of Common Shares	1,108	06/09/2021
Purchase of Common Shares	2,533	06/17/2021
Purchase of Common Shares	2,736	06/18/2021
Purchase of Common Shares	8,444	06/28/2021
Purchase of Common Shares	5,000	06/29/2021
Purchase of Common Shares	6,208	06/30/2021
Purchase of Common Shares	5,792	07/01/2021
Purchase of Common Shares	8,579	07/02/2021
Purchase of Common Shares	9,421	07/06/2021
Purchase of Common Shares	2,575	07/07/2021
Purchase of Common Shares	3,325	07/08/2021
Purchase of Common Shares	3,490	07/19/2021
Purchase of Common Shares	2,169	07/23/2021
Purchase of Common Shares	5,002	07/28/2021
Purchase of Common Shares	3,108	08/19/2021
Purchase of Common Shares	331	08/25/2021
Purchase of Common Shares	10,000	08/26/2021
Purchase of Common Shares	10,020	08/30/2021
Purchase of Common Shares	3,851	08/31/2021
Purchase of Common Shares	5,000	09/01/2021
Purchase of Common Shares	3,370	09/03/2021
Purchase of Common Shares	5,625	09/08/2021
Purchase of Common Shares	4,375	09/09/2021
Purchase of Common Shares	5,000	09/10/2021
Sale of Common Shares	(2,000)	10/14/2021
Sale of Common Shares	(2,000)	10/15/2021
Sale of Common Shares	(905)	10/18/2021
Sale of Common Shares	(46)	10/20/2021
Sale of Common Shares	(1,721)	10/25/2021
Sale of Common Shares	(2,000)	10/26/2021
Sale of Common Shares	(715)	10/27/2021
Sale of Common Shares	(2,000)	10/28/2021
Sale of Common Shares	(105)	10/29/2021
Sale of Common Shares	(4,000)	11/01/2021
Sale of Common Shares	(5,675)	11/02/2021
Sale of Common Shares	(25,458)	11/03/2021
Sale of Common Shares	(4,000)	11/04/2021
Sale of Common Shares	(10,297)	11/05/2021
Sale of Common Shares	(1,078)	11/08/2021
Purchase of Common Shares	16,581	11/30/2021
Purchase of Common Shares	20,000	12/01/2021
Sale of Common Shares	(14,500)	12/08/2021
Sale of Common Shares	(6,000)	12/09/2021
Sale of Common Shares	(3,000)	12/10/2021
Sale of Common Shares	(3,000)	12/13/2021
Sale of Common Shares	(3,000)	12/14/2021
Sale of Common Shares	(4,412)	12/15/2021
Sale of Common Shares	(1,735)	12/16/2021
Sale of Common Shares	(1,000)	12/23/2021
Sale of Common Shares	(10,000)	12/27/2021
Sale of Common Shares	(4,000)	12/28/2021
Sale of Common Shares	(2,000)	12/29/2021
Sale of Common Shares	(1,000)	12/30/2021
Sale of Common Shares	(1,000)	01/03/2022
Sale of Common Shares	(1,000)	01/04/2022
Sale of Common Shares	(1,000)	01/05/2022
Sale of Common Shares	(1,000)	01/06/2022
Sale of Common Shares	(1,000)	01/07/2022
Sale of Common Shares	(1,000)	01/10/2022
Sale of Common Shares	(6,000)	01/11/2022
Sale of Common Shares	(3,335)	01/12/2022
Sale of Common Shares	(5,518)	01/13/2022
Sale of Common Shares	(2,954)	01/14/2022
Sale of Common Shares	(3,546)	01/18/2022
Sale of Common Shares	(822)	01/19/2022
Sale of Common Shares	(2,717)	02/08/2022
Purchase of Common Shares	160,000	02/09/2022
Sale of Common Shares	(10,000)	02/10/2022
Purchase of Common Shares	12,717	02/11/2022
Purchase of Common Shares	705	02/17/2022
Purchase of Common Shares	2,389	02/23/2022

THE CAPITAL RETURNS 2016 FAMILY TRUST

Purchase of Common Shares	3,000	05/29/2020
Sale of Common Shares	(3,000)	08/10/2020
Purchase of Depositary Shares	4,000	09/08/2020
Purchase of Common Shares	2,000	07/02/2021

I-1

SCHEDULE II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this preliminary proxy statement, the Company has not yet filed its proxy statement for the Annual General Meeting with the SEC. Once the Company files its proxy statement, we intend to revise this preliminary proxy statement with the SEC to include information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s proxy statement.

II-1

IMPORTANT

Your vote is important. No matter how many or few Common Shares you own, please give Capital Returns your proxy FOR the election of the Nominees and in accordance with Capital Returns' recommendations on the other proposals on the agenda for the Annual General Meeting by taking three steps:

•	SIGNING the enclosed WHITE proxy card;
•	DATING the enclosed WHITE proxy card; and
•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Capital Returns’ proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 11, 2022

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF CAPITAL RETURNS MASTER, LTD. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints [_____] and [_____], and each of them, attorneys and agents with full power of substitution to vote all common stock of Argo Group International Holdings, Ltd. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 Annual General Meeting of Shareholders of the Company scheduled to be held at [_____] on [_____], 2022 at [_____] Bermuda local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual General Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual General Meeting that are unknown to Capital Returns Master, Ltd. (together with the other participants in its solicitation “Capital Returns”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual General Meeting. This Proxy will only be valid in connection with Capital Returns’ solicitation of proxies for the Annual General Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3. CAPITAL RETURNS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.

1.	Capital Returns’ proposal to elect Ronald D. Bobman and David W. Michelson as directors of the Company for a one-year term.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Ronald D. Bobman David W. Michelson	☐	☐	☐ ________________ ________________

Capital Returns intends to use this proxy to vote (i) “FOR” Ronald D. Bobman and David W. Michelson and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than [●] and [●], and for whom Capital Returns is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if one or both of our Nominees are elected. Capital Returns does not expect that any of its nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Capital Returns has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s)

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Company’s proposal to approve Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022 and refer the determination of its remuneration to the Audit Committee of the Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.